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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                   of the Securities and Exchange Act of 1934

                             -----------------------

                          Date of Report: July 23, 1999

                                  PLEXUS CORP.
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             (Exact name of registrant as specified in its charter)

       Wisconsin                   000-14824                      39-1344447
       ---------                   ---------                      ----------
(State or other jurisdiction      (Commission                 (I.R.S. Employer
   of incorporation)               File Number               Identification No.)

55 Jewelers Park Drive, Neenah, Wisconsin          54957-0156
-----------------------------------------          ----------
(Address of principal executive offices)           (Zip Code)





               Registrant's telephone number, including area code:
                                 (920) 722-3451
                                 --------------




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Item 2.  Acquisition or Disposition of Assets

         On July 23, 1999, Plexus Corp. completed its previously announced acquisition of SeaMED Corporation pursuant to an Agreement and Plan of Merger dated as of March 16, 1999. Under the merger agreement, SeaMED was merged with a wholly-owned subsidiary of Plexus and became a wholly-owned subsidiary of Plexus. In the merger, Plexus issued an aggregate of approximately 2,265,822 shares of Plexus common stock, which reflects a 0.4-for-1 share exchange rate ratio determined under the merger agreement. (The precise number of shares is subject to small adjustments due to fractional share interests.) Plexus also assumed options for the purchase of SeaMED shares, which were converted at the same exchange rate into options to purchase approximately 171,804 shares of Plexus common stock.

         The merger agreement was negotiated at arm's length between the respective officers of Plexus and SeaMED. None of such officers were affiliated with the other party, its affiliates, its directors and officers and their associates. Both parties were also assisted in the negotiations by their investment advisors and counsel, neither of which is affiliated with the other party.

         Plexus is accounting for the SeaMED merger using the pooling of interests method of accounting, and Plexus' prior period financial statements will be restated.

         SeaMED designs and manufactures advanced durable electronic medical instruments for both established and emerging medical technology companies. With its combination of engineering, manufacturing and regulatory expertise, SeaMED provides integrated solutions to the challenges of developing and commercializing advanced medical instruments. From time to time SeaMED selectively designs and manufactures non-medical commercial products that benefit from SeaMED's engineering and manufacturing capabilities.


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Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements of Business Acquired

                  See "Index to Financial Statements--SeaMED Corporation" on the following page and the SeaMED financial statements at pages F-1 through F-21 of the proxy statement/prospectus dated June 10, 1999, forming part of the Registration Statement on Form S-4 (No. 333-80287) of Plexus (the "Prospectus") which are incorporated herein by reference.

         (b)      Pro Forma Financial Information

                  See "Index to Financial Statements--Plexus Corp." on the following page, and the Plexus unaudited pro forma condensed combined financial statements at pages 76 through 81 of the Prospectus, which are incorporated herein by reference.

                  Because of the differing fiscal year ends of Plexus and SeaMED, Plexus is in the process of confirming how fiscal 1999 quarterly periods will be combined when it restates its financial statements to reflect the SeaMED acquisition. In the event that the quarterly periods will be combined in a different manner than is reflected in the incorporated pro forma financial statements, Plexus will amend this report within 60 days to include supplemental interim period fiscal 1999 pro forma statements of income. Plexus does not believe that this review will affect the pro forma March 31, 1999 balance sheet or the pro forma statements of income for full fiscal year periods.

         (c)  Exhibits

                  See the Exhibit Index, following the signatures to this Report, which Exhibit Index is incorporated herein by reference.


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                         INDEX TO FINANCIAL STATEMENTS



                                                                                                           Page No.
                                                                                                        in Prospectus
                                                                                                        -------------

SEAMED CORPORATION

         Audited Financial Statements:

                  Report of Independent Auditors........................................                     F-1
                  Balance Sheets at June 30, 1998 and 1997..............................                     F-2
                  Statements of Income for the fiscal years ended
                           June 30, 1998, 1997 and 1996.................................                     F-3
                  Statements of Shareholders' Equity for the fiscal
                           years ended June 30, 1998, 1997 and 1996.....................                     F-4
                  Statements of Cash Flows for the fiscal years ended
                           June 30, 1998, 1997 and 1996.................................                     F-5
                  Notes to Financial Statements.........................................                     F-6

         Unaudited Interim Financial Statements:

                  Balance Sheets at March 31, 1999 and June 30, 1998....................                    F-16
                  Statements of Income for the quarters and the nine months
                           ended March 31, 1999 and 1998................................                    F-17
                  Statements of Cash Flows for the nine months ended
                           March 31, 1999 and 1998......................................                    F-18
                  Notes to Unaudited Interim Financial Statements.......................                    F-19


PLEXUS CORP.

         Unaudited Pro Forma Condensed Combined Financial Information

                  Unaudited Pro Forma Condensed Combined Balance
                           Sheet at March 31, 1999......................................                     76
                  Unaudited Pro Forma Condensed Combined Statements
                           of Income for the six months ended March 31, 1999
                           and 1998, and for the fiscal years ended September 30,
                           1998, 1997, and 1996.........................................                     77
                  Notes to Unaudited Pro Forma Condensed Combined
                           Financial Statements.........................................                     80

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: August 4, 1999                             /s/ John L. Nussbaum
                                                 ---------------------------
                                                 John L. Nussbaum
                                                 President and Chief Operating
                                                 Officer

                                      S-1



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                                  PLEXUS CORP.


                                  EXHIBIT INDEX

                                       to

                             FORM 8-K CURRENT REPORT

                            Dated as of July 23, 1999


                                                                            Incorporate by
 Exhibit                                                                     Reference to/
 Number                       Description                                   Filed Herewith
 ------                       -----------                                   --------------
2.1                 Agreement and Plan of Merger dated as                Exhibit 2.1 to Plexus' Report on
                    of March 16, 1999 by and among                       Form 10-Q for the quarter ended
                    Plexus, SeaMED and PS Acquisition Corp.              March 31, 1999

23.1                Consent of Ernst & Young LLP                         Filed Herewith

99.1                Pages 76 to 81, and F-1 to F-21, of the              Filed Herewith
                    Prospectus
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